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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    November 14, 2002

IMAGE ENTERTAINMENT, INC.
(Exact Name of Registrant as Specified in Charter)

California	0-11071	84-0685613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9333 Oso Avenue, Chatsworth, California 91311
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code    (818) 407-9100

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

        In connection with the Quarterly Report of Image Entertainment, Inc. on Form 10-Q for the quarterly period ended September 30, 2002, attached as Exhibits 99.1 and 99.2 are the Certifications of the Chief Executive Officer and the Chief Financial Officer, respectively, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMAGE ENTERTAINMENT, INC. Registrant
Dated: November 15, 2002	By:	/s/ JEFF M. FRAMER
		Name:	Jeff M. Framer
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Certification of the Chief Executive Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

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  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index